EXHIBIT 4.1

(LECG LOGO)

SHARES

__________________________

NUMBER

INCORPORATED UNDER THE LAWS OF
THE STATE  OF DELAWARE

COMMON STOCK

__________________________

SHARES

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP 523234 10 2

THIS CERTIFIES THAT _________________________________________________________________

IS THE RECORD HOLDER OF ____________________________________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
$0.001 PAR VALUE PER SHARE, OF

LECG CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

                Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[CERTIFICATE OF STOCK]

Dated:________________

(SEAL)

/s/ MARVIN A. TENENBAUM	/s/ DAVID J. TEECE
CORPORATE SECRETARY	CHAIRMAN

LECG CORPORATION

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

Keep this certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

                The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

		UNIF GIFT MIN ACT:		Custodian
			(Cust)		(Minor)

under Uniform Gifts to Minors Act

(State)

TEN COM	- as tenants in common	UNIF TRANS MIN ACT:		Custodian
TEN ENT	- as tenants by the entireties		(Cust)		(Minor)
JT TEN	- as joint tenants with right of survivorship
	and not as tenants in common	under Uniform Transfers to Minors Act

(State)

                Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

    IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________________________

___________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________

____________________________________________________Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated ____________________________

X

X
NOTICE: THIS SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

In presence of

____________________________________

____________________________________

SIGNATURE (S) GUARANTEED

By:

________________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR

INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS

AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE

GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.